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                                                              DEC 18 2002

                                                        CLERK US DISTRICT COURT
                                                          DISTRICT OF ARIZONA

                                                      BY ________________ DEPUTY
                                                      --------------------------

Francis J. Burke, Jr. (010570)
Jon T. Neumann (018858)
STEPTOE & JOHNSON LLP
201 East Washington Street, Suite 1600
Phoenix, Arizona 85004-2382
Telephone: (602) 257-5200
Facsimile: (602) 257-5299

Attorneys for Plaintiff Merrill Lynch
Business Financial Services Inc.


                          UNITED STATES DISTRICT COURT

                              DISTRICT OF ARIZONA


Merrill Lynch Business Financial            )  Case No.  CIV '02 2553 PHX JAT
Services Inc., a Delaware corporation,      )            --------------------
                                            )
                Plaintiff,                  )
                                            )            COMPLAINT
vs.                                         )
                                            )
Aspect Semiquip International, Inc. f/k/a   )
Aspect Systems, Inc., an Arizona            )
corporation; DND Technologies Corp.         )
f/k/a Zurickirch Corp., a Nevada            )
corporation; Douglas N. Dixon, an           )
Arizona resident,                           )
                                            )
                Defendants.                 )
--------------------------------------------

      Plaintiff Merrill Lynch Business Financial Services Inc., by and through its undersigned attorneys, for its Complaint against defendants, Aspect Semiquip International, Inc. f/k/a Aspect Systems, Inc., DND Technologies f/k/a Zurickirch Corp., and Douglas N. Dixon alleges the following:

                                     PARTIES

      1. Merrill Lynch Business Financial Services Inc. ("MLBFS") is a corporation, incorporated under the laws of the State of Delaware, having its principle office at 222 North LaSalle Street, Chicago, Illinois, 60601.

      2. Aspect Semiquip International, Inc. f/k/a Aspect Systems, Inc. ("ASI") is a corporation, incorporated under the laws of the State of Arizona, whose principle place of business is 375 East Elliot Road, Building 6, Chandler, Arizona, 85225.

      3. Upon information and belief, DND Technologies Corp. f/k/a Zurickirch Corp. ("DND") is a corporation, listed on the NASDAQ, incorporated under the laws of the State of Nevada, whose principle place of business is 375 East Elliot Road, Building 6, Chandler, Arizona, 85225.

      4. Upon information and belief, Douglas N. Dixon is a resident and domiciliary of Maricopa County, Arizona ("Mr. Dixon").

                             JURISDICTION AND VENUE

      5. This Court has jurisdiction over this action pursuant to 28 U.S.C. ss. 1332, because there exists complete diversity of citizenship between the parties to this action and the amount in controversy exceeds $75,000.00, exclusive of interest, attorneys' fees, and costs.

      6. Venue properly lies in this Court pursuant to 28 U.S.C. ss. 1391
(a)(1)-(3) because defendants reside in this judicial district, a substantial portion of the events giving rise to MLBFS' claims occurred, in whole or in part, within this district and the resulting damages, as alleged in this Complaint, occurred and are occurring within this district.

                               GENERAL ALLECATIONS

      7. On or about May 10, 2001, MLBFS entered into a Working Capital Management Account Loan And Security Agreement No. 412-07C04 ("WCMA Line of Credit") with ASI, whereby MLBFS agreed to extend ASI a S1,000,000.00 line of credit (a true and correct copy of the WCMA Line of Credit agreement is attached as Exhibit 1).

      8. On or about May 10, 2001, MLBFS entered into a Term Loan And Security Agreement No. 0105551801 ("Term Loan") with ASI, whereby MLBFS agreed


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


to loan ASI $250,000.00 (a true and correct copy of the Term Loan agreement is attached as Exhibit 2).

      9. As provided by the WCMA Line of Credit and the Term Loan (collectively "Loan Agreements"), on or about June 6, 2001, MLBFS filed a Uniform Commercial Code Financing Statement UCC-1 against certain assets of ASI which were designated as collateral for the Loan Agreements. The UCC-1 described the collateral as: "All Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments," and further provided "Investment Property and Financial Assets of Debtor, howsoever arising, whether now owned or existing or thereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds). In accordance with the terms of a certain Loan Agreement between Debtor and Secured Party, Debtor has agreed that except of certain 'Permitted Liens' (as defined by [the WCMA Line of Credit] agreement), Debtor will not further encumber any of the above property without the prior written consent of the Secured Party" (the "Collateral") (a true and correct copy of the UCC-1 is attached as Exhibit 3).

      10. Under both Loan Agreements, ASI cannot engage in any of the following without MLBFS's prior approval: "any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfter or lease all or any substantial part of its assets, if any such action woud result in either: (A) a material change in the principal business, ownership or control of [ASI], or (B) a material adverse change in the financial or operations of [ASI] ... [ASI] shall not cause or permit any other person or entity to assume or succeed to any material


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


business or operations of [ASI]; and ... [ASI] shall not cause or permit any material change in its controlling ownership." [Exhibit 1 at 3.3(g), Exhibit 2 at 3.3(g).]

      11. The Loan Agreements also required ASI to maintain a "tangible net worth" exceeding $1,700,000.00 at all times and a "net cash flow" of not less than $300,000.00 as of the end of each of its fiscal years. [Exhibit 1 at 3.3(h) & (i), Exhibit 2 at 3.3(h) & (i).]

      12. Finally, the Loan Agreements stated that, ASI shall not directly or indirectly acquire or merge the assets or stock of any other entity. Exhibit 1 at 3.3(j), Exhibit 2 at (j).]

      13. On or about May 10, 2001, Mr. Dixon signed an Unconditional Guaranty for the Loan Agreements (a true and correct copy of the guarantee is attached as Exhibit 4).

      14. MLBFS funded the Loan Agreements on or about June 6, 2001.

      15. On information and belief, Mr. Dixon was the sole shareholder of ASI stock at the time the parties entered into the WCMA Line of Credit and Term Loan agreements as well as during the times MLBFS funded the debt to ASI.

      16. The WCMA Line of Credit expired by its terms on May 31, 2002. MLBFS extended the Maturity Date until July 31, 2002 in order to secure financial information necessary to evaluate ASI's financial condition to determine whether to renew the WCMA Line of Credit.

      17. On or about July 17, 2002, MLBFS sent ASI and Mr. Dixon a Notice of Non-Renewal and Demand for Payment (the "Demand Notice") (a true and correct copy of the Demand Notice is attached as Exhibit 5).

      18. Without limitation, the Demand Notice informed ASI and Mr. Dixon that the WCMA Line of Credit would expire on July 31, 2002 and that MLBFS was not going to renew the WCMA Line of Credit. The Demand Notice also made formal written


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


demand upon ASI and Mr. Dixon for full repayment for all outstanding amounts due under the WCMA Line of Credit and Term Loan on or before July 31, 2002. ASI and Mr. Dixon failed to repay the loans on or before July 31, 2002.

      19. On information and belief, on or about August 2, 2002, DND acquired ASI in a tax-free exchange of stock without the consent of MLBFS, in direct violation of the Loan Agreements. On information and belief, ASI now claims to be a wholly owned subsidiary of DND.

      20. On or about September 26, 2002, MLBFS issued a Notice of Default and Demand for Payment to ASI and Mr. Dixon ("Default Letter") (a true and accurate copy of the Default Letter is attached as Exhibit 6). The Default Letter formally notified ASI and Mr. Dixon that they were in default on the matured WCMA Line of Credit as well as the Term Loan, and again demanded immediate repayment of all outstanding debt. ASI and Mr. Dixon failed to comply with the demands of the Default Letter.

      21. On or about September 26, 2002, MLBFS also sent Notice Of Lien And Security Interest ("Notice Letter") to DND (a true and accurate copy of the Notice Letter is attached as Exhibit 7). The Notice Letter informed DND that ASI was indebted to MLBFS under several loan and security agreements, that the loans were in default and that they were immediately payable. The Notice Letter also informed DND that MLBFS had a perfected security interest on substantially all of ASI's business assets, which served as collateral for ASI's indebtedness. The Notice Letter also contained MLBFS's formal objection to ASI's acquisition by DND without MLBFS's permission of the provision of the Loan Agreements which provided that ASI could not cause or permit any other person or entity to assume or succeed to any material business or operations of ASI and ASI shall not cause or permit any material change in its controlling ownership.

      22. On or about December 6, 2002, MLBFS' attorneys sent letters to ASI, Mr. Dixon, and DND in a final attempt to resolve the default without the necessity of


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


litigation ("Final Demand") (a true and accurate copy of the Final Demand is attached as Exhibit 8). The Final Demand stated that MLBFS might be willing to forebear litigation and enter into a payout arrangement based on certain conditions. ASI was given until Friday, December 13, 2002 to respond, but failed to do so in any meaningful way.

                             FIRST CLAIM FOR RELIEF
                        (Breach of Contract against AS1)

      23. MLBFS incorporates the allegations in the preceding paragraphs as though fully set forth herein.

      24. ASI has materially breached the Loan Agreements by, without limitation: failing to remit payments when due in accordance with the terms of the Loan Agreements; failing to pay interest on unpaid balances; entering into an exchange of stock with DND without MLBFS's permission; agreeing to subordinate or actually attempting to subordinate MLBFS's security interest to other lenders or potential lenders; violating the Tangible Net Worth covenants of the Loan Agreements; and violating the Net Cash Flow covenants of the Loan Agreements.

      25. As a result of ASI's breaches, MLBFS has suffered damages in an amount to be proven at trial.

      WHEREFORE, MLBFS prays that the Court (1) enter judgment in its favor and against ASI; (2) award MLBFS its damages to be proven at trial plus pre- and post-judgment interest; (3) because this action arises out of contract, in accordance with A.R.S. ss. 12-341.01 and ss. 3.7(d) of the Loan Agreements, award MLBFS its costs and attorneys' fees; and (4) grant MLBFS all further relief to which it may be entitled.

                             SECOND CLAIM FOR RELIEF
                        (Breach of Contract Against DND)

      26. MLBFS incorporates the allegations in the preceding paragraphs as though fully set forth herein.


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


      27. By acquiring ASI, DND has assumed all of ASI's obligations under the Loan Agreements.

      28. DND has materially breached the Loan Agreements by, without limitation: failing to remit payments when due in accordance with the terms of the Loan Agreements; failing to pay interest on unpaid balances; entering into an exchange of stock with ASI without MLBFS's permission; agreeing to subordinate or actually attempting to subordinate MLBFS's security interest to other lenders or potential lenders; violating the Tangible Net Worth covenants of the Loan Agreements; and violating the Net Cash Flow covenants of the Loan Agreements.

      29. As a result of DND's breaches, MLBFS has suffered damages in an amount to be proven at trial.

      WHEREFORE, MLBFS prays that the Court (1) enter judgment in its favor and against DND; (2) award MLBFS its damages to be proven at trial plus pre- and post-judgment interest; (3) because this action arises out of contract, in accordance with A.R.S. ss. 12-341.01 and ss. 3.7(d) of the Loan Agreements, award MLBFS its costs and attorneys' fees; and (4) grant MLBFS all further relief to which it may be entitled.

                             THIRD CLAIM FOR RELIEF
                         (Unjust Enrichment Against DND)

      30. MLBFS incorporates the allegations in the preceding paragraphs as though fully set forth herein.

      31. MLBFS conferred a benefit upon DND by providing loans to ASI which DND has obtained the benefit of through its acquisition of ASI.

      32. As a result of DND's acquisition of ASI and the Collateral, DND has realized, and will continue to realize, substantial pecuniary gain as a result of the loans and Collateral.


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


      33. By accepting this gain but refusing to pay the amounts owed, DND has been unjustly enriched at MLBFS' expense.

      34. DND has provided no justification for its failure or refusal to pay the amounts owed.

      35. As a direct and proximate result of DND'S conduct, MLBFS has sustained damages in an amount to be proven at trial.

      WHEREFORE, MLBFS prays that the Court (1) enter judgment in its favor and against DND; (2) award MLBFS its damages to be proven at trial; and (3) grant MLBFS all further relief to which it may be entitled.

                             FOURTH CLAIM FOR RELIEF
                       (Common Law Conversion Against DND)

      36. MLBFS incorporates the allegations in the preceding paragraphs as though fully set forth herein.

      37. DND has taken physical control of the MLBFS' Collateral in derogation of the Loan Agreements.

      38. DND has no proper right, title, or interest in the Collateral superior to MLBFS's interest.

      39. Through DND's exercise and control over the Collateral, DND has intentionally exercised dominion and control over the Collateral in which MLBFS has a security interest, in a manner inconsistent with MLBFS' security interest.

      40. DND's actions constitute conversion under the common law of the State of Arizona.

      41. DND's action constitutes willful, wanton, and malicious conduct done with an evil mind and with reckless disregard for the rights of MLBFS. Consequently, the imposition of punitive damages is warranted.


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


      42. As a result of DND's conversion of the Collateral MLBFS has been damaged in an amount to be determined at trail and is entitled to an award of damages, including punitive damages.

      WHEREFORE, MLBFS prays that the Court (1) enter judgment in its favor and against DND; (2) award MLBFS it damages, including punitive damage, to be proven at trial; and (3) grant MLBFS all further relief to which it may be entitled.

                             FIFTH CLAIM FOR RELIEF
                       (Breach of Guarantee by Mr. Dixon)

      43. MLBFS realleges and incorporates the allegations set forth in the preceding paragraphs as if fully set forth herein.

      44. Prior to filing this Complaint, MLBFS notified Mr. Dixon of ASI's failure to perform under the Loan Agreements and demanded payment of all amounts due under the Loan Agreements.

      45. As of the time of the filing of this Complaint, Mr. Dixon has not paid MLBFS the amounts due under the Loan Agreements in violation of the express terms of his personal guarantee.

      46. Mr. Dixon's failure to pay MLBFS the amount due under the Loan Agreements constitutes his breach of his personal guarantee to MLBFS.

      WHEREFORE, MLBFS prays that the Court (1) enter judgment in its favor and against Mr. Dixon; (2) award MLBFS its damages to be proven at trial; (3) since this action arises out of contract, in accordance with A.R.S. ss. 12-341.01, award MLBFS its costs and attorneys' fees; and (4) grant MLBFS all further relief to which it may be entitled.


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


                     DATED this 18th day of December, 2002.

                                     STEPTOE & JOHNSON LLP


                                     By  /s/ Jon T. Neumann
                                        ---------------------------------------
                                         Francis J. Burke, Jr.
                                         Jon T. Neumann
                                         201 East Washington Street, Suite 1600
                                         Phoenix, Arizona 85004-2382

                                     Attorneys for Plaintiff Merrill Lynch
                                       Business Financial Services Inc.


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